UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006

JAMESON INNS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-23256	58-2079583
(State or other jurisdiction of incorporated)	(Commission File Number)	(IRS Employer Identification No.)

8 Perimeter Center East, Suite 8050, Atlanta, Georgia	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 481-0305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

A press release announcing the Company’s participation in the Eighth Annual ICR XChange Investor Conference was issued by the Registrant on January 10, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description
99.1	Press Release dated January 10, 2006 announcing the Company’s participation in the Eighth Annual ICR XChange Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMESON INNS, INC.

Dated as of January 10, 2006

By: /s/ Craig R. Kitchin
Craig R. Kitchin
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 10, 2006 announcing the Company’s participation in the Eighth Annual ICR XChange Investor Conference